UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 21, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-45241               22-3542636
        ------------                 -------------           --------------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8K, dated June 21, 2005 and filed with the Securities and Exchange Commission (the "Commission") on June 27, 2005 (the "Original Filing") is being filed for the purpose of amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On June 21, 2005, the Registrant entered into a Product Development and Commercialization Agreement with IntelliPharmaCeutics Corp., a specialty pharmaceutical company that develops generic controlled release drug products. The agreement provides for the development and commercialization of a controlled released AB rated generic product for certain gastric diseases by the parties. The parties intend to develop all dose strengths of the product. The Registrant is to share in the profits, if any from the sales of the drug. The term is the agreement is for the longer of (i) a fifteen (15) year period from the date the product is first commercially sold to a third party, or (ii) the life of applicable patent(s), if any, whichever is longer. The agreement is automatically renewable for 3-year periods unless terminated by either party by providing the other party with twelve (12) months written notice prior to any renewal period.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             10.1 Product Development and Commercialization Agreement, dated as of June 21, 2005*

             99.1.   Copy of Press Release, dated June 22, 2005

* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: September 6, 2005

                                             ELITE PHARMACEUTICALS, INC.


                                             By: /s/ Bernard Berk
                                                 ------------------------
                                                 Name:  Bernard Berk
                                                 Title: Chief Executive Office